NATURE AND CONTINUANCE OF OPERATIONS	12 Months Ended
Jul. 31, 2022
NATURE AND CONTINUANCE OF OPERATIONS
NATURE AND CONTINUANCE OF OPERATIONS
1.	NATURE AND CONTINUANCE OF OPERATIONS

Quartz Mountain Resources Ltd. is a Canadian public company incorporated in British Columbia on August 3, 1982. The Company’s common shares trade on the TSX Venture Exchange (‘TSX-V’) under the symbol QZM, and certain broker-dealers in the United States make market in the Company’s common shares on the OTC Grey Market under the symbol QZMRF. The Company’s corporate office is located at 1040 West Georgia Street, 14th Floor, Vancouver, British Columbia, Canada. The Company most recently focused on evaluating mineral prospects for potential acquisition and exploration in British Columbia. The Company continues to investigate potential opportunities.

The consolidated financial statements as at and for the year ended July 31, 2022 (the ‘Financial Statements’) include the financial statements of Quartz Mountain Resources Ltd. and its wholly owned subsidiaries, QZMG Resources Ltd. and Wavecrest Resources Inc., (together referred to as the ‘Company’). Quartz Mountain Resources Ltd. is the ultimate parent entity of the group.

The Financial Statements have been prepared on a going concern basis, which contemplates the realization of assets and discharge of liabilities in the normal course of business for the foreseeable future. As at July 31, 2022, the Company had an accumulated deficit of $28,726,147, and net working capital of $40,912. The Company’s continuing operations are dependent upon its ability to obtain necessary financings to complete exploration of any new and current projects, its ability to obtain necessary permits to explore, develop, and mine new sites, and future profitable production of any mine. These material uncertainties are indicative of significant doubt as to the Company’s ability to continue as a going concern.

Additional debt or equity financing will be required to fund acquisition of mineral property interests. There can be no assurance that the Company will be able to obtain additional financial resources or achieve positive cash flows. If the Company is unable to obtain adequate additional financing, it will need to curtail its expenditures further, until additional funds can be raised through financing activities.

The Financial Statements do not include any adjustments to the recoverability and classification of recorded asset amounts and classification of liabilities that may be necessary should the Company be unable to continue as a going concern.

Effective May 27, 2020, the Company completed a forward share split (the ‘Share Split’) on the basis of two additional common shares for every common share outstanding prior to the Share Split. Outstanding warrants were adjusted by the same share split ratio. All references to shares and per share amounts have been retroactively restated to give effect to the Share Split.

COVID-19

Given the ongoing and dynamic nature of the circumstances surrounding the COVID-19 pandemic, it is difficult to predict how significant the impact of COVID-19, including any responses to it, will be on the global economy and the business of the Company or for how long any disruptions are likely to continue. The extent of such impact will depend on future developments, which are highly uncertain, rapidly evolving and difficult to predict, including new information which may emerge about COVID-19 and additional actions which may be taken to contain it.

Such developments could have a material adverse effect on the Company’s business, financial condition, results of operations and cash flow, and exposure to credit risk.

The Company is constantly evaluating the situation and monitoring any impacts or potential impacts to its business